Annual Fund Operating Expenses - AST JP MORGAN TACTICAL PRESERVATION PORTFOLIO - No Share Class	Apr. 26, 2021
Operating Expenses:
Management Fees	0.76%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
Dividend Expenses on Short Sales	0.01%
Remainder of Other Expenses	0.06%
= Total Annual Portfolio Operating Expenses	1.08%
- Fee Waiver and/or Expense Reimbursement	(0.17%)
= Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.91%	[1],[2]

[1]	The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust) (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.91% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the samefiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.
[2]	Differences in the Total Annual Portfolio Operating Expenses shown in the table above and in the Portfolio's Financial Highlights are attributable to changes in management fees, fee waivers and/or expense limitations implemented after the end of the most recent fiscal year.